Core Plus Bond Fund
Summary Prospectus February 28, 2026

Class	Investor	I	Y
Ticker	DHNAX	DHNIX	DHNYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to https://diamond-hill.com/documents, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Objective

The investment objective of the Diamond Hill Core Plus Bond Fund (the “Fund” or the “Core Plus Bond Fund”) is to maximize total return consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)
None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Class I	Class Y
Management fees	0.40%	0.40%	0.40%
Distribution (12b-1) fees	0.25%	None	None
Other expenses[1]	0.22%	0.18%	0.05%
Total annual fund operating expenses	0.87%	0.58%	0.45%

[1]	Other expenses, which includes Administration fees, for Investor and Class I shares have been restated to reflect current expenses.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$89	$278	$482	$1,073
Class I	59	186	324	726
Class Y	46	144	252	567

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategy

The Fund, under normal market conditions, intends to provide total return by investing at least 80% of its net assets at the time of purchase (plus any amounts borrowed for investment purposes) in a diversified portfolio of fixed income securities, including bonds, debt securities, bank loans and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, or by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion or all of its assets in securitized bond investments also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as collateralized debt obligations, collateralized loan obligations (“CLOs”), agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”), and other similar securities and related instruments at the discretion of Diamond Hill Capital Management, Inc. (the “Adviser”). The Fund may invest up to 35% of its net assets in below-investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

Under normal circumstances, the Fund will maintain an average portfolio duration of plus or minus 20% of the duration of the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is a broad-based index that represents the investment grade, U.S. dollar-denominated fixed-rate taxable bond market. Duration of the Bloomberg US Aggregate Bond Index was 5.95 years as of its last reconstitution date of January 31, 2026. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in the yield curve).

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Core Bond Plus Fund Summary	As of February 28, 2026

When selecting securities for investment, the Adviser employs a bottom-up, research-based approach in seeking to identify opportunities. In buying and selling securities for the Fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and/or capital appreciation in relation to the risk borne.

Main Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund. All of the risks listed below are significant to the Fund, regardless of the order in which they appear.

Adjustable Rate Mortgage Loans (“ARMs”) Risk As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk Asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

CMOs and stripped mortgage-backed securities, including those structured as interest only (“IOs”) and principal only (“POs”), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. CMOs are issued in multiple classes, and a class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The risk of default for “sub-prime” mortgages is generally higher than other types of mortgage-backed securities.

The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid. The Fund will be exposed to additional risk to the extent that it uses inverse floaters and inverse IOs. These securities are more volatile and more sensitive to interest rate changes than other types of debt securities. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the Adviser, the Fund could lose all or substantially all of its investment in inverse IOs.

CLOs Risk CLOs are subject to credit, interest rate, valuation, and prepayment and call, and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, changes in the market value of the underlying assets held by the CLO.

Credit Risk There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Current Market Environment Risk Various sectors of the financial markets may experience an extended period of adverse conditions. Market uncertainty can increase dramatically, and these conditions may result in disruptions of the equity markets, periods of reduced liquidity, greater general volatility, and a contraction of availability of credit and lack of price transparency. In particular, certain types of securitized bond investments may come under stress due to economic factors and trends, such as higher than expected interest rates, property vacancies and consumer stress.

Extension Risk If interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. In periods of rising rates, the Fund may exhibit additional volatility.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Core Bond Plus Fund Summary	As of February 28, 2026

Government Securities Risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Other securities issued U.S. government agencies or instrumentalities are supported only by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

High Yield Securities Risk The Fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Illiquid Securities Risk The Fund may invest up to 15% of the value of its net assets in securities that are illiquid. An illiquid investment is any investment that cannot be disposed of in current market conditions within seven days in the normal course of business at approximately the amount at which it is valued by the Fund and without significantly changing the value of the investment. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. In addition, there may be no market or a limited market in which to sell illiquid securities.

Inflation Risk Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Interest Rate Risk The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Liquidity Risk The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress. The Fund may not be able to meet the requests to redeem Fund shares without significant dilution of remaining investors’ interest in the Fund.

Loan Risk Investments in loans expose the Fund to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation.

The Fund may also invest in loan assignments and participations (“Loans”) and commitments to purchase loan assignments (Unfunded Commitments) including below investment grade Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior loans (Junior Loans) and bridge loans. Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the Fund acquires a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations, but not the borrower. As a result, the Fund assumes the credit risk not only of the borrower, but also of the seller of the loan participation and any other parties interpositioned between the Fund and the borrower. The Fund may not benefit directly from the collateral supporting the loan in which it has purchased the loan participations or assignments.

In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the loan market, which may allow borrowers to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants, which might negatively impact the loans held by the Fund. Loans are also vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result in losses to the Fund. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans may have less protection against improper practices than investors in registered securities.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Core Bond Plus Fund Summary	As of February 28, 2026

Management Risk The Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual investments will perform as anticipated.

Market Risk The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries or overall securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value. A variety of factors including interest rate levels, recessions, inflation, U.S. economic growth, war or acts of terrorism, natural disasters, political events, supply chain disruptions, trade barriers, staff shortages and widespread public health issues affect the securities markets. These events may cause volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. In addition, governmental responses to these events may negatively impact the capabilities of the Fund’s service providers, disrupt the Fund’s operations, result in substantial market volatility and adversely impact the prices and liquidity of the Fund’s investments.

Non-U.S. and Emerging Markets Risk The Fund may invest in non-U.S. securities and U.S. securities of companies domiciled in non-U.S. countries. As a result, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible non-U.S. controls on investments, and less stringent investor protection and disclosure standards. Trade tensions and sanctions on individuals and companies can contribute to market volatility, which may affect the fund’s performance. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. The market for the securities of issuers in emerging markets is typically small and low, and nonexistent trading volumes in those securities may result in a lack of liquidity and price volatility.

Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Real Estate Risk Real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.Updated performance information is available by visiting www.diamond-hill.com or by calling 888-226-5595.

CLASS I ANNUAL TOTAL RETURN-YEARS ENDED 12/31

Best Quarter:	1Q 2025, 2.99%
Worst Quarter:	4Q 2025, 1.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/25

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM

Core Bond Plus Fund Summary	As of February 28, 2026

	Inception Date of Class	One Year	Since Inception
Class I Before Taxes	10/15/24	8.03%	6.04%
After Taxes on Distributions		6.01	4.09
After Taxes on Distributions and Sale of Fund Shares		4.72	3.76
Investor Before Taxes	10/15/24	7.77	5.76
Class Y Before Taxes	10/15/24	8.25	6.22
Bloomberg US Aggregate Bond Index		7.30	4.29

The Fund’s broad-based securities market index is the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index measures the performance of investment grade, fixed-rate taxable bond market and includes government and corporate bonds, agency mortgage-backed, asset-backed and commercial mortgage-backed securities (agency and non-agency). The Bloomberg US Aggregate Bond Index also represents the index utilized by the Adviser for measuring performance.

The index is unmanaged, includes net reinvested dividends, does not reflect fees or expenses (which would lower the return), and is not available for direct investment.

Portfolio Management

Investment Adviser
Diamond Hill Capital Management, Inc.

Portfolio Managers
Henry Song
Portfolio Manager
since 10/2024

Mark Jackson
Portfolio Manager
since 10/2024

Arthur Cheng
Portfolio Manager
since 10/2024

Buying and Selling Fund Shares

Minimum Initial Investment
Investor and Class I: $2,500
Class Y: $500,000

To Place Orders	Regular Mail: Diamond Hill Core Plus Bond Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Overnight Delivery: Diamond Hill Core Plus Bond Fund 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell (redeem) shares of the Fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SUM-CPB-022826

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2026 | DIAMOND-HILL.COM